OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2017
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2014 to March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report as of March 31, 2015.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Semiannual Report

March 31, 2015

(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Fund intends to use net investment income and net realized capital gains when making monthly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release with detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Fund's Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount (if the Fund's stock is trading at or below net asset value) or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On March 31, 2015, the net asset value (NAV) per share of the Fund was $22.04. During the six month period ended March 31, 2015, total return at NAV of the Fund was 17.91%, with distributions reinvested. The total investment return at market with distributions reinvested was 12.90% during the same period. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/15
At Market	12.90%
At Net Asset Value	17.91%
S&P 1500 Healthcare Index	15.51%
S&P 500 Index	5.92%

Investment Highlights

After several years of solid performance, our view of the healthcare and biotech sectors remains largely unchanged. That is, population demographics will continue to drive demand for products and services. In addition, good fundamentals, generally encouraging data, notable approval rates and M&A activity should continue to drive favorable sentiment. And after an impressive three year run, while valuations are notably higher than they were previously, solid revenue and earnings growth rates in our sector relative to other sectors should attract investors.

As we have noted previously, population demographics in the U.S. and abroad continue to create demand for healthcare. The population in much of the developed world is getting older. As they age, people develop chronic and rare diseases which require treatment. In the U.S., Obamacare is increasing the number of individuals covered by health insurance, thus increasing their access to healthcare services. In many emerging markets, the middle class is growing and demanding new healthcare services. Overall, these trends have led and should continue to lead to an increase in healthcare spending as a percentage of GDP. There are certainly trends that will pressure pricing, but in general we and most others seem to think that demand for healthcare services will continue to grow, probably at a rate that exceeds that of GDP.

We continue to see the development of new and differentiated products, particularly in the biotech sector. In the last couple of years, there has been an impressive spate of new IPOs and follow-on financings that has created a new generation of companies developing the next generation of healthcare and biotech products. Just in the six month period ending March 31, 2015, BioCentury reports that there were 45 IPOs which raised a total of approximately $4B. Even more impressive, a total of 128 follow-on financings raised approximately $14B for the sponsoring companies. This created an impressive group of well financed companies which appears poised to develop many differentiated, high-value products. As an example, it looks to us that after a number of years of effort, the burgeoning field of immuno-oncology is in the process of demonstrating a real move forward in the treatment of hematologic and solid tumor cancers. For some time, the industry has been developing products that are more effective at targeting a cancer within the body. By getting the product to the actual site of the tumor, the goal has been to increase clinical effectiveness and to decrease side effects. In the last decade a number of these kinds of products have been developed. The opportunity at the moment is to develop treatments that recruit the body's natural immune system to be more able to attack one's cancer. In theory, this approach should be even more effective than products developed in the last decade. The first two products in the general area were sponsored by large pharmaceutical companies and approved by the FDA in the last six months. Clinical data demonstrated by these products in a variety of clinical trials have been impressive. The ultimate goal is to combine this new approach with existing drugs to effect even better results for patients. Initial results in these so-called "combination" trials have often been impressive. There are a number of other approaches being developed, but immune-oncology is emblematic of the current generation of therapeutic advances.

Generally, positive clinical data and high product approval rates are an important part of developing investor interest in the healthcare sector. In a diverse population of companies developing a wide range of products and technologies, there are always some successes and some failures. But it is helpful when highly anticipated results come out positively. There were myriad trial results reported in the last six months but arguably Biogen Inc's Alzheimer's Disease trial was the most anticipated clinical trial result of recent months. We would say that trial met or exceeded market expectations. As for regulatory approvals, FDA approved approximately 40 new medicines in 2014. This is among the most approvals of recent years. Moreover, it is likely that new initiatives, like the FDA's Breakthrough Therapy program, introduced several years ago to facilitate development and review of novel treatments, is having an effect on overall approval rates. Additional programs and legislative initiatives are being developed.

Beyond product development fundamentals, there is little question that M&A activity is having a positive impact on sector sentiment. A number of acquisitions have been announced of late but the proposed acquisition of Pharmacyclics, Inc., makers of Imbruvica, for a price estimated to be over $21B by AbbVie Inc. was a particularly notable transaction.

In summary, we are favorable on the fundamentals of the healthcare and biotech sectors. However, we also want to express a note of caution. After several years of outperformance, valuations in the healthcare and biotech sectors, while reasonable relative to other sectors on a growth adjusted (P/E divided by G) basis, they are high on a trailing twelve month Price/Earnings basis:

Sector	Price/ Earnings	Estimated Earnings Growth[1]	PEG
Information Technology	20.02	11.07	1.59
Healthcare	24.78	9.67	1.9
Consumer Discretionary	19.58	8.67	2.10
Telecommunications	17.75	7.13	2.38
Industrials	18.70	7.08	2.41
Consumer Staples	21.72	6.81	3.01
Financials	14.37	3.08	4.50
Utilities[2]	17.77	-0.84	High
Energy[2]	19.91	-3.36	High
Materials[2]	20.35	-89.37	High

1 Source: Bloomberg May 5, 2015

2 PEG values high due to negative earnings estimates; PEG would be incalculably high

However, on a growth adjusted (PEG), healthcare sector valuations are among the most attractive. This is of course due to the fact that estimated healthcare earnings growth rates are among the highest of the illustrated sectors. It is our belief that expected earnings growth is a key metric in stock price appreciation. As a consequence we think valuations in the sector are reasonable and may well attract continued investor interest.

Portfolio Highlights

Overall, we feel that since its IPO, THQ is off to a solid start. We have populated the Fund with equities and debt as planned. The distributable "current income" component of the Fund consisting of interest from debt, dividends from equities that produce them and short term gains from covered call premiums and the sale of equities is on track. As of March 31, 2015, we had taken down approximately half of the leverage lending we had planned. As of this writing (mid May 2015) we have taken the remainder of the leverage lending.

In our view, any success of THQ, subject to market conditions, is linked to the Fund's ability and willingness to make distributions as planned. In this regard, so far things have developed reasonably well. While delivering what we feel is a solid overall return, the Fund has made monthly distributions which when annualized deliver approximately 6.75% of the Fund's initial issue price to shareholders. A portion of these distributions have come from each of the sources described above. We remain confident in the Fund's strategy particularly over the long term. We have been able to produce "current income" from all of the sources noted though some sources of income have produced a bit more and some a bit less than we originally modeled. For example, we have invested in the convertible security portfolio a bit more slowly than planned so it has produced a bit less income than we had modeled. In addition, interest on debt has been somewhat lower than anticipated. On the other hand we have been on occasion able to identify covered call premiums on individual stocks that are somewhat higher than planned. Moreover, we have been able to take advantage of a rising market through which we have overwritten a bit less of the Fund's assets than originally planned in order to take more distributable short term gains than planned. This has allowed us to have, as of March 31, 2015, approximately $100M in unrealized capital gains in THQ. Overall, as of the end of the current report period, THQ had produced what we feel was an adequate return with a NAV materially above the Fund's opening net asset value; importantly THQ was trading above its issue price and had made all planned distributions to shareholders.

During the report period, considering both market return and Fund weighting, investments in Celgene Corporation, Incyte Corporation, Biogen Inc. and Cubist Pharmaceuticals, Inc. were among those that provided beneficial contributions to return. Investments in Gilead Sciences, Inc., Sarepta Therapeutics, Inc. and Eleven Biotherapeutics, Inc. were among those that produced a negative contribution to return.

Investment Changes

During the six month period ended March 31, 2015, the Fund established positions in several companies including Acadia Healthcare Co Inc., Alere Inc., Allscripts Healthcare Solutions, Inc., Express Scripts Holding Company, Karyopharm Therapeutics Inc., Perrigo Company plc and Merck & Co., Inc.

During the same six month period, the Fund exited its position in several companies including Allergan, Inc., BioMarin Pharmaceutical Inc., Celldex Therapeutics, Inc., Cubist Pharmaceuticals, Inc., Eli Lilly & Co, Impax Laboratories, Inc. and WellPoint, Inc.

Please call us any time at 617 -772-8500 if you have a questions. In addition, note that THQ is being distributed by Destra Capital Investments. They can be reached at 877-855-3434 and will be happy to answer any questions you may have as well.

Daniel R. Omstead, PhD
President

TEKLA HEALTHCARE
OPPORTUNITIES FUND

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2015
(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	8.5%
Celgene Corporation Biotechnologies/Biopharmaceuticals	6.7%
Biogen Inc. Biotechnologies/Biopharmaceuticals	4.7%
Johnson & Johnson Pharmaceuticals	4.5%
Pfizer, Inc. Pharmaceuticals	3.5%
AbbVie Inc. Pharmaceuticals	3.3%
Baxter International, Inc. Biotechnologies/Biopharmaceuticals	2.3%
Bristol-Myers Squibb Co. Pharmaceuticals	2.2%
Ventas Inc. Healthcare Services	2.2%
Mylan NV Generic Pharmaceuticals	2.2%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2015
(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES - 16.7% of Net Assets
PRINCIPAL AMOUNT	Convertible Notes - 4.6%	VALUE
	Biotechnologies/Biopharmaceuticals - 4.6%
$13,000,000	Aegerion Pharmaceuticals Inc., 2.00% due 8/15/19 (a)	$12,081,875
14,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (a)	16,515,325
14,700,000	Corsicanto Ltd., 3.50% due 1/15/32	15,655,500
	TOTAL CONVERTIBLE NOTES	44,252,700
	Non-Convertible Notes - 12.1%
	Biotechnologies/Biopharmaceuticals - 1.5%
10,000,000	Amgen Inc. 3.63% due 5/15/22	10,589,000
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20	3,988,320
		14,577,320
	Healthcare Services - 8.4%
12,693,000	Acadia Healthcare Co Inc., 5.13% due 7/01/22	12,708,866
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,764,537
8,665,000	Cigna Corp, 5.88% due 3/15/41	11,342,676
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	10,440,095
9,700,000	HCA Holdings Inc., 6.25% due 2/15/21	10,487,640
7,500,000	HealthSouth Corp, 5.75% due 11/01/24	7,800,000
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	11,560,269
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,426,890
		81,530,973
	Medical Devices and Diagnostics - 2.2%
14,610,000	Alere Inc., 6.50% due 6/15/20	15,084,825
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37	6,534,166
		21,618,991
	TOTAL NON-CONVERTIBLE NOTES	117,727,284
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES (Cost $152,362,368)	161,979,984

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 82.8%	VALUE
	Biotechnologies/Biopharmaceuticals - 31.0%
547,300	Achillion Pharmaceuticals Inc (b) (d)	$5,396,378
220,100	Acorda Therapeutics, Inc. (b)	7,324,928
206,000	Aegerion Pharmaceuticals, Inc. (b)	5,391,020
77,200	Alexion Pharmaceuticals, Inc. (b) (d)	13,378,760
145,200	Alkermes plc (b)	8,852,844
54,300	Alnylam Pharmaceuticals, Inc. (b) (d)	5,670,006
499	Amgen Inc.	79,765
319,600	Baxter International, Inc.	21,892,600
106,940	Biogen Inc. (b) (d)	45,154,346
564,742	Celgene Corporation (b)	65,103,458
195,964	Eleven Biotherapeutics, Inc. (b)	1,747,999
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (b) (c)	134,244
839,219	Gilead Sciences, Inc. (b) (d)	82,352,560
500,000	Immunomedics, Inc. (b)	1,915,000
300,000	Karyopharm Therapeutics Inc. (b)	9,183,000
46,500	Kite Pharma, Inc. (b) (d)	2,682,120
100	Momenta Pharmaceuticals, Inc. (b)	1,520
37,584	Receptos, Inc. (b)	6,197,226
230,300	Sarepta Therapeutics, Inc. (b) (d)	3,058,384
142,689	Synageva BioPharma Corp (b) (d)	13,916,458
		299,432,616
	Drug Discovery Technologies - 1.6%
168,223	Incyte Corporation (b) (d)	15,419,320
	Generic Pharmaceuticals - 6.5%
61,970	Actavis plc (b)	18,443,511
5,000	Actavis plc preferred	5,060,000
357,896	Mylan NV (b)	21,241,128
67,700	Perrigo Company plc (d)	11,207,735
112,118	Teva Pharmaceutical Industries Ltd.	6,984,951
		62,937,325
	Healthcare Services - 21.8%
84,390	Aetna, Inc.	8,990,067
886,730	Allscripts Healthcare Solutions, Inc. (b)	10,605,291
23,100	athenahealth, Inc. (b) (d)	2,757,909
202,600	Catamaran Corporation (b)	12,062,804
74,251	Cigna Corp	9,611,049
209,572	Community Health Systems, Inc. (b) (d)	10,956,424
147,488	HCA Holdings, Inc. (b)	11,095,522

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

SHARES	Healthcare Services - continued	VALUE
200,000	Health Care REIT Inc. (b)	$13,432,000
236,618	LTC Properties Inc.	10,884,428
1,153,574	Medical Properties Trust Inc.	17,003,681
135,360	Molina Healthcare, Inc. (b)	9,108,374
413,116	Omega Healthcare Investors Inc.	16,760,116
1,050,902	Physicians Realty Trust	18,506,384
456,190	Sabra Health Care REIT Inc.	15,122,699
479,604	Senior Housing Properties Trust	10,642,413
59,500	Tenet Healthcare Corp (b)	2,945,845
292,782	Ventas Inc.	21,378,942
15,000	Ventas Realty LP / Ventas Capital Corp	381,900
88,652	WellCare Health Plans Inc. (b)	8,108,112
		210,353,960
	Medical Devices and Diagnostics - 6.9%
11,361	Alere, Inc. (b)	555,553
551,000	Endologix Inc. (b)	9,405,570
29,400	Illumina, Inc. (b) (d)	5,457,816
74,800	Myriad Genetics, Inc. (b) (d)	2,647,920
161,510	St Jude Medical, Inc.	10,562,754
123,940	Stryker Corporation	11,433,465
81,050	Thermo Fisher Scientific Inc.	10,888,257
156,100	Wright Medical Group Inc. (b)	4,027,380
102,300	Zimmer Holdings, Inc.	12,022,296
		67,001,011
	Pharmaceuticals - 15.0%
545,156	AbbVie Inc. (d)	31,913,432
42,300	Agios Pharmaceuticals, Inc. (b)	3,988,890
332,640	Bristol-Myers Squibb Co.	21,455,280
384	Jazz Pharmaceuticals plc (b)	66,352
434,612	Johnson & Johnson	43,721,967
185,000	Merck & Co., Inc.	10,633,800
965,037	Pfizer, Inc.	33,573,637
		145,353,358
	TOTAL COMMON STOCKS AND WARRANTS (Cost $719,112,298)	800,497,590
	TOTAL INVESTMENTS - 99.5% (Cost $871,474,666)	962,477,574

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.2)%	VALUE
2,000	Abbvie Inc. Apr15 58.5 Call	$(226,000)
5,473	Achillion Pharmaceuticals Inc. Apr15 10.5 Call	(180,609)
772	Alexion Pharmaceuticals Inc. Apr15 185 Call	(97,272)
543	Alnylam Pharmaceuticals Inc. Apr15 105 Call	(295,935)
231	Athenahealth Inc. Apr15 121 Call	(60,060)
122	Biogen Inc. Apr15 450 Call	(34,282)
500	Community Health Systems Inc. Apr15 54 Call	(32,500)
4,301	Gilead Sciences Inc. Apr15 104 Call	(206,448)
147	Illumina Inc. Apr15 190 Call	(48,510)
147	Illumina Inc. Apr15 195 Call	(32,781)
560	Incyte Corp. Apr15 100 Call	(67,200)
465	Kite Pharma Inc. Apr15 65 Call	(51,150)
748	Myriad Genetics Inc. Apr15 38 Call	(11,220)
677	Perrigo Company plc Apr15 170 Call	(137,093)
1,151	Sarepta Therapeutics Inc. Apr15 15 Call	(78,268)
710	Synageva Biopharma Corp. Apr15 100 Call	(227,200)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $2,005,564)	(1,786,528)
	TOTAL INVESTMENTS - 99.3% (Cost $869,469,102)	960,691,046
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	6,375,738
	NET ASSETS - 100%	$967,066,784

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)  Non-income producing security.

(c)  Security fair valued. See Investment Valuation and Fair Value Measurments.

(d)  All or a portion of security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

(Unaudited)

ASSETS:
Investments, at value (cost $871,474,666)	$962,477,574
Cash	142,348,013
Dividends and interest receivable	2,293,623
Receivable for investments sold	4,605,605
Prepaid expenses	236,012
Total assets	1,111,960,827
LIABILITIES:
Payable for investments purchased	41,320,287
Accrued advisory fee	817,887
Accrued shareholder reporting fees	68,117
Accrued investor support services fees	98,147
Accrued trustee fees	47,068
Loan Payable	100,000,000
Options written, at value (premium received $2,005,564)	1,786,528
Interest payable	247,870
Accrued other	508,139
Total liabilities	144,894,043
Commitments and Contingencies (see Note 1)
NET ASSETS	$967,066,784
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,878,221 shares issued and outstanding	$836,306,715
Accumulated net investment loss	(27,775,697)
Accumulated net realized gain on investments and options	67,313,822
Net unrealized gain on investments and options	91,221,944
Total net assets (equivalent to $22.04 per share based on 43,878,221 shares outstanding)	$967,066,784

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2015

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $11,149)	$5,370,461
Interest and other income	3,050,448
Total investment income	8,420,909
EXPENSES:
Advisory fees	4,801,352
Shareholder reporting	78,278
Investor support services fees	575,159
Interest expense	319,787
Legal fees	211,774
Administration and auditing fees	152,109
Trustees' fees and expenses	110,814
Custodian fees	52,305
Transfer agent fees	2,925
Other (see Note 2)	165,174
Total expenses	6,469,677
Net investment gain	1,951,232
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	52,712,058
Closed or expired option contracts written	8,366,815
Net realized gain	61,078,873
Change in unrealized appreciation (depreciation)
Investments	85,097,199
Option contracts written	372,713
Change in unrealized appreciation (depreciation)	85,469,912
Net realized and unrealized gain (loss)	146,548,785
Net increase in net assets resulting from operations	$148,500,017

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2015 (Unaudited)	Period July 31, 2014 to September 30, 2014 (a)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income gain (loss)	$1,951,232	($556,066)
Net realized gain	61,078,873	11,605,676
Change in net unrealized appreciation	85,469,912	5,752,032
Net increase in net assets resulting from operations	148,500,017	16,801,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(29,617,799)	(4,936,300)
Total distributions	(29,617,799)	(4,936,300)
CAPITAL SHARE TRANSACTIONS:
Proceed from sale of shares (0 and 43,878,221 shares, respectively)	—	836,319,224
Total capital share transactions	—	836,319,224
Net increase in net assets	118,882,218	848,184,566
NET ASSETS:
Beginning of period	848,184,566	0
End of period	967,066,784	848,184,566
Accumulated net investment loss included in net assets at end of period	($27,775,697)	($109,130	) (b)

(a)  Commenced operations on July 31, 2014.

(b)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2015 (Unaudited)		Period July 31, 2014 to September 30, 2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$19.33		$19.10	(3)
Net investment income (loss) (2)	0.04		(0.01)
Net realized and unrealized gain	3.35		0.39
Total increase (decrease) from investment operations	3.39		0.38
Distributions to shareholders from:
Income distributions to shareholders	(0.68)		(0.11)
Total distributions	(0.68)		(0.11)
Capital charges with respect to issuance of shares	—		(0.04)
Net asset value per share, end of period	$22.04		$19.33
Per share market value, end of period	$20.58		$18.85
Total investment return at market value	12.90	%*	(5.42	%)*
Total investment return at net asset value	17.91	%*	2.02	%*
RATIOS
Expenses to average net assets	1.41	%**	1.28	%**
Net investment income (loss) to average net assets	0.42	%**	(0.41	%)**
Expenses, excluding interest expense	1.34	%**	1.28%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$967		$848
Portfolio turnover rate	60.00	%*	19.61	%*
Loans Outstanding, end of period (in millions)	$100		—

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014

(2)  Computed using average shares outstanding.

(3)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 12, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invest primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after March 31, 2015, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Restricted securities as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the six months ended March 31, 2015 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2014	27,938	$2,517,176
Options written	127,437	17,462,823
Options terminated in closing purchase transactions	(12,461)	(1,043,316)
Options exercised	(68,554)	(9,411,977)
Options expired	(55,813)	(7,519,142)
Options outstanding, March 31, 2015	18,547	$2,005,564

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$1,786,528	Net realized gain on closed or expired option contracts written	$8,366,815
			Change in unrealized appreciation (depreciation) on option contracts written	$372,713

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2015 totaled $632,071,792 and $519,180,311, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2015, the Trustees authorized a share repurchase program. The share repurchase program allows the Fund to purchase in the open market up to 12% of its outstanding common shares for a one-year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price and the Fund's shares and the Fund's net asset value.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

Leverage

The Fund maintains a $225,000,000 line of credit with The Bank of Nova Scotia (the "Line of Credit") which expires on January 6, 2016. As of March, 31, 2015, the Fund had drawn down $100,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest rate of 0.70% (per annum) above the six-month LIBOR rate of 0.3623% (as of January 5, 2015) adjusted by the Statutory Reserve Rate of 0% (as of January 5, 2015) for borrowing under the Line of Credit, on the last day of the interest period. The Fund is charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which was amortized through January 4, 2016. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average interest rate charge and the average outstanding loan payable for the period ended March 31, 2015 was 1.0623% and the average outstanding loan payable was $100,000,000.

On April 27, 2015, The Fund drew down an additional $125,000,000 on the Line of Credit.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2014 to July 30, 2015 and (ii) 0.10% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2015 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2015, these payments amounted to $46,552 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 to value the Fund's net assets. For the six months ended March 31, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
Biotechnologies/Biopharmaceuticals		$58,830,020		$58,830,020
Healthcare Services		81,530,973		81,530,973
Medical Devices and Diagnostics		21,618,991		21,618,991
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$299,298,372	—	$134,244	299,432,616
Drug Discovery Technologies	15,419,320	—	—	15,419,320
Generic Pharmaceuticals	62,937,325	—	—	62,937,325
Healthcare Services	210,353,960	—	—	210,353,960
Medical Devices and Diagnostics	67,001,011	—	—	67,001,011
Pharmaceuticals	145,353,358	—	—	145,353,358
Total	$800,363,346	$161,979,984	$134,244	$962,477,574
Other Financial Instruments
Liabilities
Call Options Contracts Written	$(1,786,528)	$—	$—	$(1,786,528)
Total	$(1,786,528)	$—	$—	$(1,786,528)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2014	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2015
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	$—	$131,464	$2,780	$—	$—	$134,244
Total	$—	$131,464	$2,780	$—	$—	$134,244
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2015						$134,244

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
Other Restricted Security	$134,244	Public Market Price	None	N/A
	$134,244

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2015, the Trustees authorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A, Mark Charest, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A, Amanda Birdsey-Benson Ph.D., Alan Kwan, Ph.D., M.S., M.B.A and William Hite are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

On March 19, 2015, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)                  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)                  Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)                  Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/2/15

* Print the name and title of each signing officer under his or her signature.